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SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
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Check the appropriate box:
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
FC BANC CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[FC BANC CORP. LETTERHEAD]

February 17, 2003

To Our Shareholders:

        You are cordially invited to attend the Annual Meeting of Shareholders to be held on Wednesday, March 26, 2003 at 1:00 p.m. local time, at the Youth Building, Crawford County Fairgrounds, Whetstone Street, Bucyrus, Ohio. You also are invited to attend a buffet luncheon starting at 12:00 Noon at the same location.

        In addition to the election of three directors, shareholder approval of several proposals will be sought at the Annual Meeting. You will be asked to consider and vote upon a number of amendments to our Code of Regulations. The Proxy Statement describes the purposes and material effects of these proposals.

        The Board of Directors asks that you approve these proposals so that the Corporation has greater flexibility and is in a better position to manage the affairs of the Corporation and to improve and clarify provisions for its governance.

        The Board of Directors believes that the proposals are in the best interest of FC Banc Corp. and its shareholders. The Board of Directors has unanimously approved these proposals for presentation to you for your vote.

        It is important that your shares be voted, and we hope that you will be able to attend the Annual Meeting. We urge you to execute and return the enclosed form of proxy as soon as possible, whether or not you expect to attend the Annual Meeting in person. I look forward to seeing you at the Annual Meeting.

Sincerely,

Robert D. Hord Chairman of the Board	John R. Christman President

Enclosures

FC BANC CORP.
Farmers Citizens Bank Building
105 Washington Square
P.O. Box 567
Bucyrus, Ohio 44820
(419) 562-7040

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD March 26, 2003

To The Shareholders of FC Banc Corp.	February 17, 2003

        The Annual Meeting of Shareholders of FC Banc Corp. will be held at the Youth Building, Crawford County Fairgrounds, Whetstone Street, Bucyrus, Ohio, March 26, 2003, at 1:00 p.m. local time for the purpose of considering and voting upon the following matters as more fully described in the enclosed Proxy Statement. You also are invited to attend a buffet luncheon starting at 12:00 Noon at the same location.

Proposals:

1.
Election of Directors—To elect three directors.

2.
Amendment and Restatement of the Code of Regulations—To approve amending and restating the Company's Code of Regulations, as more fully described in the accompanying Proxy Statement, including (a) to increase the percentage of shareholders required to call a special meeting from 25% to 50% and reduce the notice for calling a meeting to 7 from 10 days, (b) to increase to 80% from a simple majority the percentage of shareholders necessary to revise the number of directors of the Company, unless 2/3 of the members of the board of directors approve of such change, in which case a simple majority of shareholders can revise the number. Also to make a person who personally or with affiliates owns 5% of another bank or bank holding company with an office in the State of Ohio ineligible to serve as a director of the Company, (c) elimination of the provision of the code of regulations providing for indemnification, noting the inclusion of such provisions in the Company's Amended and Restated Articles of Incorporation, (d) to increase to 80% from a simple majority the percentage of shareholders necessary to amend the Code of Regulations, unless 2/3 of the members of the board of directors approve of such change, in which case a simple majority of shareholders can revise the number, (e) to adopt the other "nonsubstantive provisions" and approve of the adoption of the proposed Amended and Restated Code of Regulations.

3.
Ratification of Auditors.    To ratify and approve the appointment of S.R. Snodgrass as the Company's auditors for the fiscal year ending December 31, 2003.

4.
Other Business—To transact any other business which may properly come before the meeting or any adjournment of it.

        Shareholders of record at the close of business on February 11, 2003, will be entitled to vote the number of shares held of record in their names on that date.

        We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. This proxy may be revoked prior to its exercise.

By Order of the Board of Directors

Robert D. Hord Chairman of the Board

Your vote is important. Please mark, sign, date and mail the enclosed proxy form(s) whether or not you plan to attend the Annual Meeting. A return envelope is enclosed for your convenience.

FC BANC CORP.
Farmers Citizens Bank Building
105 Washington Square
P.O. Box 567
Bucyrus, Ohio 44820

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FC Banc Corp. (at times referred to herein as the "Company"). Proxies solicited by the board will be voted at FC Banc Corp.'s Annual Meeting of Shareholders to be held on Wednesday, March 26, 2003 at 1:00 P.M. at the Youth Building, Crawford County Fairgrounds, Whetstone Street, Bucyrus, Ohio or at any adjournment or postponement thereof. This Proxy Statement, together with the Notice of Annual Meeting, Proxy, and Annual Report of FC Banc Corp. for the fiscal year ended December 31, 2002, are first being mailed to shareholders on or about February 19, 2003. The date of this Proxy Statement is February 17, 2003. The Annual Report is not to be treated as part of the proxy solicitation materials or as having been incorporated herein by reference.

ACTIONS TO BE TAKEN AT THE MEETING

        Shareholders will be asked to take the following actions at the meeting:

  (i)
  elect three individuals to serve as directors for the term ending at the 2006 annual meeting;

  (ii)
  adopt the proposed amendments to the Code of Regulations and the Amended and Restated Code of Regulations for the Company; and

  (iii)
  ratify the board's appointment of S.R. Snodgrass, A.C. to serve as independent auditors of the Company for the fiscal year ending December 31, 2003.

RECORD DATE AND OUTSTANDING SHARES

        If you were a shareholder of record at the close of business on February 11, 2003, you are entitled to vote at the annual meeting. the Company's outstanding stock consists solely of common stock, of which 574,427 shares were issued and outstanding at the close of business on the record date.

QUORUM

        When represented at the annual meeting in person or by proxy, a majority of the voting power of the Company will constitute a quorum. If a quorum is not present, a majority of the voting power present may adjourn the meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

VOTE REQUIRED

        Each outstanding share of the Company common stock is entitled to one vote. Shareholders are not entitled to cumulate their votes in the election or removal of directors or otherwise.

        A plurality of votes cast is sufficient to elect directors, meaning the individuals receiving the greatest number of votes will be elected to serve as director.

        The adoption of the amendments to the Code of Regulations and the Amended and Restated Code of Regulations must be approved by the affirmative vote of a majority of the common shares of the Company entitled to vote at the meeting.

VOTING AND REVOCATION OF PROXIES

        When your proxy is properly executed and returned to the Company, your shares will be voted at the annual meeting in accordance with your directions. If you do not give directions, the shares will be voted in favor of election of the nominees identified herein, in favor of the proposed amendments to the Code of Regulations and adoption of the Amended and Restated Code of Regulations, in favor of ratifying the appointment of the Company's independent auditors, and in the best judgment of the proxy holders on any other matters that properly come before the annual meeting.

        You may revoke a proxy at any time before it is voted by:

  •
  attending the meeting and voting in person (but attendance will not by itself constitute revocation),

  •
  filing with the Secretary another proxy duly executed and bearing a later date, or

  •
  giving to the Secretary written notice of the proxy revocation at or before the meeting.

        If you decide to revoke your proxy, please give written notice of revocation to Mr. Terry L. Gernert, Secretary, at PO. Box 567, Bucyrus, Ohio 44820.

ABSTENTIONS AND BROKER NON-VOTES

        Shares represented by a proxy directing abstention on any proposal will not be voted on that proposal, but will be included in calculating the number of shares present at the annual meeting. For the election of directors, a plurality of the votes cast is sufficient to elect directors. Abstentions and broker non-votes will therefore have no effect on the election of directors. Because the affirmative vote of a majority of common shares of the Company entitled to vote at the meeting is necessary to approve the amendments to the Code of Regulations and the Amended and Restated Code of Regulations, abstentions and broker non-votes will have the effect of a vote against the proposal.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        As of the February 11, 2003 record date, no person owns of record or is known by the Company to be the beneficial owner of more than 5% of the Company common stock, except as may be indicated in the table below. The table to follow shows the beneficial ownership of the Company common stock on the record date by

  •
  each director and director nominee and each executive officer identified in the Summary Compensation Table below, and

  •
  all directors and executive officers of the Company as a group.

        For purposes of this table, a person is considered to beneficially own any shares over which he or she exercises sole or shared voting or investment power or of which he or she has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, voting power and investment power are exercised solely by the person named in the table or shared with members of his or her household. Shares deemed to be outstanding for purposes of computing "Percent of Common Stock" are calculated on the basis of 574,427 shares outstanding, plus the number of shares a person or group has the right to acquire within 60 days.

FC Banc Corp, directors, nominees and named executive officers	Shares beneficially owned		Shares acquirable within 60 days by exercise of options	Percent of common stock
John R. Christman	500	(1)	-0-	*
Coleman J. Clougherty	325	(2)	200	*
David G. Dostal	3,488	(3)	4,640	1.4%
Patrick J. Drouhard	200	(3	720	*
Terry L. Gernert	29,336	(5)	3,640	5.7%
Samuel J. Harvey	1,200	(6)	1,080	*
Robert D. Hord	6,447		4,640	1.9%
Charles W Kimerline	2,452	(7)	4,640	1.2%
John O. Spreng, Jr	1,024		2,840	*
Joan C. Stemen	18,264	(8)	3,540	3.8%
All FC Banc Corp. directors, nominees and executive officers as a group (10 persons)	63,236		25,940	14.85%

(1)
Includes 500 shares owned by Mr. Christman in his living trust under date of July 8, 1998.

(2)
Includes 325 shares held by Mr. Clougherty for the benefit of his daughters under the Ohio Uniform Trust For Minors Act.

(3)
Includes 660 shares held individually by Mr. Dostal and 2,788 held by his SEP retirement plan.

(4)
All 200 shares are owned jointly by Mr. Drouhard with his wife, with whom he shares voting and investment power.

(5)
Includes 1,779 shares owned by Mr. Gernert's wife, 2,436 shares owned by his wife's IRA and 7,164 shares owned by Mr. Gernert's IRA. Mr. Gernert disclaims beneficial ownership of the shares held by his wife.

(6)
Mr. Harvey owns all 1,200 shares jointly with his wife.

(7)
Includes 1,952 shares owned individually by Mr. Kimerline and 500 shares owned jointly with his wife.

(8)
Includes 10,592 shares owned by Mrs. Stemen's husband, over which Mrs. Stemen disclaims benefical ownership.

(*)
Less than 1%

FIRST PROPOSAL—ELECTION OF DIRECTORS

        Article Eighth of the Company's articles of incorporation provides for three classes of directors, each class serving a term of three years. Under Section 2.2 of the Company's Code of Regulations, the board may consist of no fewer than 5 and no more than 12 directors, the precise number being fixed from time to time by shareholders. The number of directors is currently fixed at nine (9). Although the board has no reason to believe that any of the nominees will decline or be unable to serve as a director, should that occur the proxy holders will vote for such other person or persons as may be designated by the board.

Director nominees and continuing Directors	Age	Director since	Current term expires	Principal occupation in the last 5 years
NOMINEES FOR THE TERM ENDING IN 2006:
David G. Dostal	55	1994	2003	Mr. Dostal is President of The Auck Dostal Agency, Inc., an independent insurance agency. He has held this position since 1989. Mr. Dostal is also Vice President of ADM Benefit Plans, Inc.
Robert D. Hord (Chairman of the Board)	57	1979	2003
				Robert D. Hord has been a director of The Farmers Citizens Bank since 1979 and of Banc Corp. since 1994. Mr. Hord is the President of Hord Livestock, Inc., a grain and grain and position he has held since 1979. Hord Livestock Company, Inc. is a grain and hog operation in Crawford County, Ohio grain and hog operation in Crawford County, Ohio.
Joan C. Stemen	69	1986	2003
				Joan C. Stemen has served as a director of The Farmers Citizens Bank since 1986 and of FC Banc Corp. since 1994. Mrs. Stemen served as Vice President & CashCashier Cashier of the bank until her retirement in 1989.
CONTINUING DIRECTORS:
John R. Christman	56	2002	2004
				Mr. Christman is the President of FC Banc Corp. and the Chief Executive Officer of The Farmers Citizens Bank. He joined the Company and the Bank on November 26, 2002. Prior to joining the Company and the Bank, Mr. Christman was Area Consumer Banking Manager for AmSouth Bank, Orlando, Florida. Prior to that position, Mr. Christman was the President and Chief Executive Officer for Orange Bank, Orlando, Florida. Mr. Christman has been employed in the banking industry for over 25 years and was born and raised in Bucyrus, Ohio.

Patrick J. Drouhard	51	2000	2005
				A native of Loudonville, Patrick J. Drouhard has served for more than 14 years as Superintendent of the Cardington-Lincoln School District, Cardington, Ohio. Mr. Drouhard served as an advisory board member to The Farmers Citizens Bank's Cardingron Office before joining FC Banc Corp.'s board in 2000.
Samuel J. Harvey	67	1999	2005
				Samuel J. Harvey was Mayor of the Village of Cardington, Morrow County, Ohio for over six years, and previously served for eleven years as a member of the Village Council. A retired teacher, Mr. Harvey was a vocational agricultural instructor at Cardington Lincoln High School for 27 years. He is also a Lieutenant Colonel (Retired), U.S. Army Reserves. Mr. Harvey is active with a number of vocational education associations and local civic organizations, and is a member of the Board of Trustees of the Cardington First United Methodist Church
Charles W Kimerline	65	1992	2005
				Charles W Kimerline was appointed to fill a vacancy on the Board of Directors of The Farmers Citizens Bank in 1992, and has been a director of FC Banc Corp. since 1994. Mr. Kimerline is the President of Bucyrus Road Materials, Inc., Vice President of Geiger-Kimerline Farms, Inc, and Secretary and Treasurer of BuE Comp, Inc.
Terry L. Gernert (Secretary and Treasurer)	50	1984	2004
				A director of The Farmers Citizens Bank since 1984 and of FC Banc Corp. since 1994, Mr. Gernert is a partner in the law firth of Kennedy, Purdy, Hoeffel, &Gernert, LLC, a position he has held since 1980. Mr. Gernert also acts as Secretary of FC Banc Corp. His status as Secretary is an officer position in name only.
John O. Spreng, Jr.	54	1997	2004	John O. Spreng, Jr. is Vice President of Longacre Farms, Inc., a grain and dairy operation in Crawford County, Ohio

        All directors of FC Bane Corp. are currently serving as directors of The Farmers Citizens Bank (at times referred to herein as the "Bank"). However, directors of the Bank are elected annually and do not serve staggered terms. All of the Company's directors are expected to be nominated and elected to serve as directors of the Bank for the following year.

        There are no family relationships among any of the Company's directors or executive officers, other than the fact that Anne Spreng, Vice President of the Bank, is the daughter of John O. Spreng, Jr., a member of the board of directors. No director was selected or serves under any arrangement or understanding with any other person. Except as may be noted, none of the Company's directors or executive officers serves as a director of (1) anycompany that has a class of securities registered under or that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, or (2) any investment company registered under the Investment Company Act of 1940. None of the Company's directors or executive officers have been involved in any legal proceedings concerning bankruptcy, either individually or in respect of any businesses with which they have been involved. None of them have been convicted of any crime, excluding traffic violations and similar minor offenses.

Executive Officers of FC Banc Corp. and The Farmers Citizens Bank	Age	Principal occupation in the last 5 years
John R. Christman	56	Mr. Christman was appointed the President of FC Banc Corp. and the Chief Executive Officer of The Farmers Citizens Bank effective November 26, 2002. Mr. Christman has been in the banking industry for over 25 years, most recently as Area Consumer Banking Manager for AmSouth Bank, Orlando, Florida. Prior to that position, Mr. Christman was the President and Chief Operating Officer of Orange Bank, Orlando, Florida. Mr. Christman was born and raised in Bucyrus, Ohio.
Coleman J. Clougherty	44
		Mr. Clougherty joined the Farmers Citizens Bank in July 2001 as Vice President—Administration, and was appointed by the Board of Directors of FC Banc Corp. and The Farmers Citizens Bank to serve as interim Chief Executive Officer of both companies on February 25, 2002. Mr. Clougherty was appointed Executive Vice President and Chief Operating Officer of the Bank effective November 26, 2002. He was appointed to the additional office of Treasurer of FC Banc Corp. on January 21, 2003. Mr. Clougherty has over 22 years of experience in the banking industry.
Donald Denney	52
		Mr. Denney joined The Farmers Citizens Bank in February 1996 as a lending officer, and was promoted to Vice President and Chief Lending Officer in March 1996. The Board of Directors of the Bank elected Mr. Denney to the position of President of the Bank on February 25, 2002. Mr. Denney has more than 25 years of experience in the banking industry.
Anne Spreng	27
		Ms. Spreng joined The Farmers Citizens Bank in June 1998 as a management associate and Branch Manager. She was appointed Marketing Director in October of 1998 and Retail Banking Manager of the Bank in February, 2002. She was appointed to the position of Vice President of the Bank on January 21, 2003.

Director Compensation

        Director Fees.    Annual fees of $875 were paid to the Company's directors in 2002. All of the directors and executive officers of the Company are also directors and officers of The Farmers Citizens Bank, the banking subsidiary of the Company Directors of the bank each received $7,867 in 2002 for meetings of the bank's board and its committees. The Chairman, Director Hord, received fees of $16,552, and Terry L. Gernert received $9,867 in recognition of his responsibility as secretary for the conduct of board meetings and for maintaining board minutes and corporate records. Directors Dostal, Spreng and Stemen received an additional $2,500 during 2002 for serving on the Building Committee in connection with the Company and the Bank relocating their main office. Mr. Christman, the Company's President and the Bank's Chief Executive Officer does not receive directors' fees for his service as a director of the Company or the Bank

        Stock Options.    Directors also received the following non-qualified stock option grants on the indicated dates (adjusted for later stock splits):

Number of shares acquirable by exercise of options granted to each director serving at the time of grant	Portion vested or that will be vested within 60 days	Exercise price per share	Month and year of grant	Option term
1,800	1,800	$22	April 1997	10 years
2,200	1,760	$22	March 1998	10 years
1,800	1,080	$28	March 1999	10 years

        The options vest and become exercisable in five equal annual installments, the first 20% becoming exercisable one year after the grant date. However, unexercised options become fully exercisable if a tender offer for the Company common stock occurs or if the Company's shareholders approve an agreement whereby the Company will cease to be an independent, publicly owned company or whereby the Company agrees to a sale of substantially all of its assets.

        The grant in April 1997 of options to acquire 1,800 shares was automatic under the terms of the Company's 1997 Stock Option and Incentive Plan. Likewise, each director elected or appointed after April 1997 but during the 10-year term of the stock option plan has received or will receive automatically a grant of options to acquire 1,800 shares of common stock (or such greater or lesser number as may be provided under the terms of the stock option plan if there is a change in the Company's capitalization), provided that the director is not also an officer or employee of the Company or the Bank. Accordingly, Director Drouhard received in 2000 an automatic grant of options to acquire 1,800 shares, although non-employee directors as a group did not receive a discretionary grant of options in 2000. A total of 65,004 shares are reserved for issuance pursuant to stock option grants under the plan. No individual may be granted more than 50% of the total shares reserved for issuance under the plan, a non-employee director may receive options to acquire no more than 5% of the total shares subject to the plan (5% is 3,250 currently), and all non-employee directors as a group may receive options to acquire no more than 30% of the total shares acquirable under the plan (30% is 19,501 currently). Although the initial stock option grants made to each director (representing the right to acquire 1,800 shares) are specifically provided for under the terms of the 1997 Stock Option and Incentive Plan, because of the 5% and 30% plan limitations the remaining stock option grants to non-employee directors have been recharacterized by the Company as grants made outside of the terms of the stock option plan. The terms of these recharacterized stock option grants have not changed. Accordingly, the Company has reserved additional shares for issuance pursuant to these subsequent stock option grants to non-employee directors.

        Unless the committee administering the stock option plan provides in an individual stock option agreement that the option holder's stock options may not be exercised after termination of service, a director, officer or employee whose service terminates (excepting termination as a result of death or disability) has three months after termination within which he may exercise options that are then vested and exercisable, forfeiting any unvested options and any options not exercised within that three-month period. Options held by a director, officer or employee whose service terminates as a result of death or disability become fully exercisable at the time of termination and remain exercisable for (a) three months in the case of termination due to disability, and (b) one year in the case of termination due to death. But again the committee administering the stock option plan may provide in an individual stock option agreement that post-termination exercise is not permitted. A director, officer or employee whose service is terminated for cause forfeits all unexercised stock options, and no option may be exercised after 10 years from the date of grant.

        Director Retirement Plan and Insurance.    In late 1999, the Bank entered into director retirement plan agreements with each of its non-employee directors. For directors other than Mr. Harvey, the director retirement plan provides that each director with 15 years of continuous service or his or her beneficiary will receive an annual benefit in an amount determined by reference to the directors years of service before retirement, but the benefit will be at least equal to that director's board fees in the year before retirement. The retirement plan was amended in 1999 to provide pro rata benefits for any director who is unable to satisfy the 15-year service requirement because of the Company's mandatory director retirement age (age 70). Payable out of the Bank's general assets, the annual retirement benefit is payable for 15 years. The retirement plan agreements provide for disability payments instead of retirement benefits if a director's service terminates before age 70 due to disability. If a change in control occurs, directors will receive a lump sum payment (discounted at an 8% interest rate) within 60 days after termination of service as a director, rather than annual payments for 15 years. For purposes of the director retirement plan, a change in control means the transfer of 20% or more of the Bank's common stock followed within 24 months by replacement of 50% or more of the members of the Bank's directors. For Director Samuel J. Harvey, when he reaches age 70 he will receive an annual retirement benefit equal to 50% of his board fees in the year before retirement. Although benefits are payable out of the banks general assets, the Bank has purchased life insurance on the directors' lives and expects to recover at the time of a director's death the retirement benefits previously paid to that director. Under the current code of regulations, a director becomes ineligible to continue serving as a director when he or she reaches age 70, even if the director's current term has not yet expired.

Board and Committee Meetings

        The Company's board held 10 meetings in 2002.

        The Compensation/Benefits Committee met 7 times in 2002. This committee recommends basic wage and salary administration and reviews compensation arrangements and benefits for all officers. Committee members are Samuel J. Harvey, Chairman of the Compensation/Benefits Committee, Joan C. Stemen, and John O. Spreng. Mr. Christman serves as a non-voting member of the Compensation/Benefits Committee, but will not participate in committee deliberations and voting concerning his own compensation.

        The New Director Committee met once in 2002. The New Director Committee recommends to the full Board of Directors persons for nomination to serve as director. David G. Dostal is Chairman of the New Director Committee. Directors Stemen and Drouhard also serve on the New Director Committee. According to Section 1.12 of the Company's Code of Regulations, any shareholder who desires to recommend an individual for nomination to the board must provide a written statement containing the candidate's name, qualifications and background to the board at least 60 days before the annual meeting (or a special meeting) of the Company at which an election for directors is to occur.

        While he or she was serving as a director, each director attended more than 75% of the aggregate of (1) the total number of meetings of the board and (2) the total number of meetings held by all committees of the board on which he or she served in 2002.

        Audit Committee.    The Audit Committee met 12 times to review the previous fiscal year, the scope of the audit and internal accounting procedures and controls. Members of the Audit Committee are Joan C. Stemen, who serves as Chairperson of the Audit Committee, Samuel J. Harvey and Charles W. Kimerline. The Company's board has adopted a written charter for the Audit Committee, which previously has been presented to the shareholders.

        Audit Committee Independence.    In the opinion of the Company's board, none of Directors, Harvey, Kimerline or Stemen have a relationship with the Company or the Bank that would interfere with the exercise of independent judgment in carrying out their responsibilities as director. None of them are or have for the past three years been employees of the Company or the Bank, and none of their immediate family members are or have for the past three years been executive officers of the Company or the Bank. In the opinion of the Company's board, each of Directors Harvey, Kimerline and Stemen are "independent directors", as that term is defined in Rule 4200 (a)(14) of the rules of the National Association of Securities Dealers, Inc.

        Audit Committee Report.    The Audit Committee has submitted the following report for inclusion in this proxy statement:

          The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2002 and has discussed the audited financial statements with management. The Audit Committee has also discussed with S.R. Snodgrass, A.C., the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (having to do with accounting methods used in the financial statements). The Audit Committee has received the written disclosures and the letter from S.R. Snodgrass, A.C. required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor's independence), and has discussed with S.R. Snodgrass, A.C. the independent accountants independence. Based on this, the Audit Committee recommended to the board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

      Submitted by the Audit Committee,
      Joan C. Stemen, Chairperson
      Samuel J. Harvey
      Charles W. Kimerline

        Audit Fees.    The aggregate fees billed for professional services rendered by S.R. Snodgrass, A.C. for the audit of the Company's annual financial statements for the year ended December 31, 2002 and for S.R. Snodgrass, A.C.'s reviews of the financial statements included in the Company's Forms10-QSB filed with the Securities and Exchange Commission for the four quarters of 2002 were $40,067.

        Financial Information Systems Design and Implementation Fees. S.R. Snodgrass, A.C. did not perform services and therefore billed no fees relating to operating or supervising the operation of the Company's information systems or local area network or for designing or implementing the Company's financial information management systems during 2002.

        All Other Fees.    The aggregate fees billed for other services rendered for the Company by S.R. Snodgrass, A.C. in 2002 totaled $11,846, including tax-related services of $7,775, and strategic planning and other professional services of $4,071.

  Executive Compensation

        The Company does not pay any cash compensation to its officers or employees. Cash compensation is paid by the Bank only. For the Chief Executive Officer, and for any of the Bank's most highly compensated executive officers serving as an executive officer of the Bank at the end of fiscal year 2002 and whose total compensation (including salary and bonus) exceeded $100,000, the following table sets forth information regarding all forms of compensation paid or payable to the named executive officer(s) for services in all capacities for the years indicated:

SUMMARY COMPENSATION TABLE

							Long-term compensation
								Awards
				Annual compensation					Payouts
							($) Restricted stock awards	(#) Securities underlying options
Name and principal position	Year	($) Salary(1)		($) Bonus		($) Other annual Compensation(2)			($) LTIP Payouts	($) All other Compensation(3)
John Christman President of the Company, CEO of the Bank	2002		$13,437		-0-		-0-				$12,631	(3)
Coleman J. Clougherty, Treasurer of the Company, EVP of the Bank 2001	2002 2001	$ $	96,321 40,925	$ $	8,154 8,600			1,000		$ $	4,236 1,227	(4) (4)

(1)
Includes amounts deferred at the election of the named executive officer(s) under the 401(k) Plan of The Farmers Citizens Bank.

(2)
Unless otherwise noted, perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total salary and bonus.

(3)
Includes moving ($10,954) and travel/relocation expenses ($1,677) paid for by the Bank pursuant to the provisions of Mr. Christman's employment agreement with the Bank and the Company.

(4)
Bank contributions in 2002 to the 401 (k) Plan on behalf of Mr. Clougherty consisted of a $1,196 matching contribution and a $3,040 discretionary contribution. In 2001, the Bank made a discretionary contribution of $1,227 on behalf of Mr. Clougherty.

Note: John R. Christman became President of the Company and Chief Executive Officer the Bank on November 19, 2002. A discussion of the terms of Mr. Christman's employment agreement is presented below. Coleman J. Clougherty, was appointed interim Chief Executive Officer of FC Banc Carp. and the Bank on February 25, 2002, and became Executive Vice President of the Bank on November 26, 2002. Mr. Clougherty subsequently was appointed Treasurer of the Company on January 21, 2003.

        Employment Agreement.    John R. Christman, Chief Executive Officer of the Company and the Bank entered into an executive employment agreement with the Company and the Bank on November 19, 2002 (the "Employment Agreement"). The following is intended to be a general summary of the provisions of the Employment Agreement. The Employment Agreement specifies that Mr. Christman will be the President of the Company and the Chief Executive Officer of the Bank. The duties and responsibilities of Mr. Christman in such positions are specifically identified in the Employment Agreement and are believed to be consistent with the duties and responsibilities of someone in that position for a community bank and bank holding company.

        Mr. Christman' s base compensation under the Employment Agreement is $107,500 for the year 2003. Such compensation is subject to adjustment by the Compensation Committee of the Bank. While both the Company and the Bank are parties to the Employment Agreement, the responsibility for payment of the compensation rests with the Bank. Because Mr. Christman did not start working for the Company and the Bank until December 1, 2002, his base compensation for 2002 was set at $4,479.17. During the transition period, while Mr. Christman relocates to Bucyrus from his home in Florida, the Employment Agreement provides that the Bank will pay for certain moving and relocation expenses not to exceed $22,858.33, unless the Audit Committee of the Company, in its sole discretion, determines that Mr. Christman has incurred additional expenses for which reimbursement is appropriate. In addition to the base compensation, Mr. Christman is entitled to participate in incentive compensation programs designed from time to time by the Company or the Bank for its senior executives.

        The Employment Agreement also grants to Mr. Christman stock options for 2,860 common shares at $26.25 per share, which shares will vest at the rate of 572 shares per year starting on January 1, 2004 through January 1, 2007. However, the granting of the options is subject to the terms and conditions of the Company's 1997 Stock Option Plan and approval of the Compensation Committee of the Company and the Bank, which approval has not yet been obtained. It is anticipated that such approval will be forthcoming within the next few months.

        The Employment Agreement provides no exact termination date, but many potential circumstances for termination by the Company, the Bank or Mr. Christman. These circumstances include mutual agreement, by the Bank or the Company for "cause" as defined in the Employment Agreement, by the Bank or Company without cause at any time, and by Mr. Christman either in regard to a "change of control" or not in such regard. The method of termination determines the amount of compensation, if any, due to Mr. Christman in connection with such termination. Generally, Mr. Christman is entitled to payment through his date of termination. If he is terminated without cause by the Company or the Bank, he is entitled to an amount equal to 12 months of his base compensation. If he is terminated in connection with a "change of control", Mr. Christman is entitled to receive 24 months of his base salary. Payment to Mr. Christman of amounts in excess of the base salary through the date of termination is subject to him executing a general release of claims he may have against the Bank or the Company.

        The Employment Agreement contains a non-competition provision that prohibits Mr. Christman from working for a competitor of the Company or the Bank or otherwise competing with the Company or the Bank in the State of Ohio during his period of employment and for a period of 12 months after termination of his employment.

        Stock Options. No stock options were granted by the Company in 2002 to the individual(s) named in the Summary Compensation Table. The following table shows the number of shares of the Company common stock acquired during 2002 or acquirable upon exercise of options by the individual(s) named in the Summary Compensation Table. The table also indicates the extent to which the options were exercisable at December 31, 2002, as well as the approximate value of the options based on the estimated fair market value of FC Banc Corp. common stock on December 31, 2002.

		Number of securities underlying Unexercised options at fiscal year end			Dollar value of unexercised in-the- money options at fiscal year end(1)
Name	Number of shares acquired on exercise	Dollar value realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Coleman J. Clougherty	-0-	-0-	200	800	$850	$3,400

(1)
In general, a stock option is "in-the-money" when the stock's market value exceeds the option exercise price. The value of unexercised options equals the estimated market value of a share acquirable upon exercise of an option at December 31, 2002, less the exercise price, multiplied by the number of shares acquirable upon exercise of the options. the Company common stock is quoted on the OTC Bulletin Board of NASD Regulation, Inc. However, there is limited trading activity in the stock, and therefore limited price data are available. Solely for purposes of the preceding table and for no other purpose, the Company has estimated the per share market value of the common stock at December 31, 2002 as $26.25. Shareholders are cautioned that this figure is an estimate only. The estimate does not necessarily reflect the price shareholders may obtain upon sale of their stock or the price at which shares of common stock may be acquired, nor should the estimate be taken to represent management's or the board's estimate of the intrinsic value or appropriate market value of the shares.

        Options granted under the 1997 Stock Option and Incentive Plan generally become exercisable in five equal annual installments, the first 20% becoming exercisable on the first anniversary of the date of grant. However, the 1997 Stock Option and Incentive Plan provides that options not yet exercisable become fully exercisable (1) if a tender offer or exchange offer for shares of the Company common stock is commenced by a person or firm other than the Company, or (2) if the shareholders of the Company approve an agreement whereby the Company will cease to be an independent, publicly owned company or whereby the Company agrees to a sale of all or substantially all of its assets.

  The board recommends a vote "FOR" the three nominees identified above to serve as director for a term expiring at the annual meeting in 2006.

SECOND PROPOSAL—APPROVAL OF AMENDMENTS TO THE COMPANY'S CODE OF REGULATIONS AND ADOPTION OF AMENDED AND RESTATED CODE OF REGULATIONS OF THE COMPANY

        Attached as Exhibit A is a proposed form of Amended and Restated Code of Regulations (the "Revised Code") which, if adopted, will replace and supersede the existing code of regulations (the "Old Code"). There are a number of substantive revisions made to the Old Code in the Revised Code as noted below. However, many of the changes to the Old Code in the Revised Code are technical changes made to modernize the Old Code as certain changes have been made to the Ohio General Corporation Law (Ohio Revised Code Chapter 1701) (the "Ohio Law"). The Board of Directors approved the Revised Code at its meeting on January 21, 2003, and believes that it is in the best interest of the Company that the Revised Code be approved by the shareholders. On the attached Proxy, Shareholders are given the right to vote for these proposals separately so that some but not all of the proposals may be adopted. However, because the Board of Directors believes that it is in the best interest of the Company that all of these proposals are adopted, the Amended and Restated Code of Regulations in the form of Exhibit A attached hereto incorporates each proposal.

Substantive Changes

        The first substantive change in the Revised Code (Section 1.02) is increasing the percentage of shareholders required to call a special meeting from 25% to 50%. This is referred to as subpart (A) on the attached proxy. Ohio Law permits corporations to require up to 50% of a corporation's shareholders approve of the calling of a special meeting. The Board believes that it is appropriate to make this amendment to ensure that a minority group of shareholders cannot call a special meeting of shareholders, noting the attendant costs and disruption for such a meeting. Section 1.04(c) also allows the Company to call a meeting upon 7 days, as permissible under Ohio Law, as opposed to 10 days as provided in the Old Code.

        The Directors also believe that two provisions regarding the election of directors should be modified. First, Section 2.03(b) of the Revised Code specifies that 80% of the outstanding common shares of the Company would be required to fix the number of directors of the Company, unless 2/3 of the members of the Board of Directors has approved such change. If approved by such percentage of directors, a simple majority could fix the number of directors. In that case, a majority of the shares represented at the meeting may change the number of directors. Secondly, Section 2.04(a) has been added. This Section adds an additional eligibility requirement for persons to serve as a director of the Company. A person would not be eligible to serve as a director of the Company if such person or his/her "Affiliates" (as defined in the Section) owns 5% or more of a depository institution or its holding company which maintains an office in Ohio, or is a director or executive officer of such an institution or its holding company. The Board of Directors believes that given industry trends toward consolidation and geographical expansion, competition is increasingly statewide rather than regional within the State of Ohio. Additionally, the Board of Directors believes that persons with a significant financial or managerial interest in a potentially competing institution may have conflicts of interest, particularly in respect of potential acquisition offers, and a lesser concern for the local community. These two provisions are included on the attached proxy as subpart (B).

        The next substantive provision deals with the elimination of the indemnification provisions from the Old Code. Because the Articles of Incorporation of the Company contain precise and detailed provision dealing with indemnification (See Article Eleventh of the Amended and Restated Articles of Incorporation), the ambiguity created from such a provision in the code of regulations is unnecessary and inappropriate. The proxy refers to this subpart of Proposal 2 as subpart (C).

        The final substantive proposed change contained in the Revised Code deals with the percentage of shares required to amend the code of regulations. The Old Code provides for amendment based upon the vote of a simple majority of shares. The Revised Code requires the vote of 80% of the outstanding shares unless 2/3 of the members of the Board of Directors approves of such amendment. If approved by such percentage of directors, a simple majority could amend the code of regulations. The Board believes that the shareholders have appointed them to manage the affairs of the Company and that allowing amendment to the code of regulations by a simple majority of shareholders could be disruptive to the fulfillment of their duties. This is subpart (D) on the attached proxy.

  Nonsubstantive Changes

        In addition to the substantive changes described above, the Revised Code contains certain nonsubstantive changes intended to modernize the Company's code of regulations. These changes include provisions to allow the use of new communications equipment (such as the internet) to hold meetings, vote shares at meetings, deliver proxies and take similar actions. The mandated ordering of business at the meeting in the Old Code has been eliminated to allow the Company flexibility in the operation of meetings. Pursuant to Ohio Law, the Revised Code permits committees to consist of one director and allows for nonvoting committee offices to be held by non-directors. These nonsubstantive changes will not be voted on separately like subparts (A)-(D) listed above. They will be voted upon in their entirety as subpart (E).

  Antitakeover Impact of Changes

        The substantive changes noted above may have an "antitakeover effect" on the Company by discouraging unilateral tender offers or other attempts to take over and acquire control of the Company. While the above discussion provides material disclosure about such substantive changes, it may not contain all of the information that is pertinent to each investor in the Company. You should refer to the Revised Code, which is attached hereto as Exhibit A.

        Increasing the percentage vote required to call a special meeting of shareholders could have the effect of discouraging a shareholder from attempting to call such a meeting. Because certain actions regarding the Company may only be taken by shareholders at a meeting, it would be more difficult for a potential acquirer to obtain shareholder approval of changes necessary to facilitate an acquisition.

        Increasing the percentage of shareholders necessary to modify the number of director, unless 2/3 majority of the Board agrees to such modification, will make it more difficult to increase or decrease the size of the Board by a person or group attempt to acquire control of the Company. The same is true for the provision that adds the eligibility requirement that persons that are to serve on the Board not have ownership or management interests that could conflict with the Company. While the Board believes that these provisions are appropriate, such provisions may limit the number and type of persons that seek to serve on the Board of Directors, including potential acquirers. Not all shareholders may agree that such limitations that may help maintain the Company's independence are in their personal best interest.

  A copy of the proposed Amended and Restated Code of Regulations is included as Exhibit A attached hereto. The affirmative vote of the holders of a majority of the outstanding stock of the Company is required to adopt subparts (A), (B), (C), (D) and (E) of Proposal 2, and thus the Amended and Restated Code of Regulations. In the event that one or more, but not all of the subparts of Proposal 2 are approved, the Code of Regulations of the Company will be accordingly amended.

  The Board of Directors unanimously approves and recommends to the shareholders the adoption of each of subparts (A), (B), (C), (D) and (E) of Proposal 2 providing for the amendments to the code of regulations of the Company. The adoption of all of the subparts of Proposal Two will result in the amendment and restatement of the Company's Code of Regulations in the form set forth in Exhibit A attached hereto.

THIRD PROPOSAL—RATIFICATION OF INDEPENDENT AUDITOR

        Ratification.    The Company's independent auditor for the fiscal year ended December 31, 2002 was S.R. Snodgrass, A.C. The board has selected S.R. Snodgrass, A.C. to be independent auditor for the fiscal year ending December 31, 2003. This appointment is being presented to the shareholders for ratification.

        One or more members of S.R. Snodgrass, A.C. are expected to be present at the meeting. The representative (s) of the independent auditor will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.

        Auditor Independence.    The audit committee of the board believes that the non-audit services provided by S.R. Snodgrass, A.C. are compatible with maintaining the auditor's independence. None of the time devoted by S.R. Snodgrass, A.C. on its engagement to audit the Company's financial statements for the year ended December 31, 2002 is attributable to work performed by persons other than S.R. Snodgrass, A.C. employees.

  The board of directors recommends that shareholders vote "FOR" ratification of the appointment of S.R. Snodgrass, A.C. as independent auditor for the fiscal year ending December 31, 2003

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        During 2002, certain directors and executive officers of the Company and the Bank, and their associates, were customers of and had banking transactions with the bank in the ordinary course of business. Directors Dostal, Drouhard, Gernert, Hord, Kimerline and Spreng or their associates and affiliated entities were borrowers of the bank in 2002 and continue to be in 2003. the Company expects that these relationships and transactions will continue in the future. Director Hord is President of Hord Livestock Company, Inc., to which the Bank has extended credit in the ordinary course of business. Director Kimerline is President of Bucyrus Road Materials, Inc. and an officer of BuE Comp, Inc., which are also indebted to the bank for credit extended in the ordinary course of business. Director John O. Spreng, Jr. is Vice President of Longacre Farms, Inc., which is indebted to the bank for credit extended in the ordinary course of business.

        Director Gernert is a partner of the law firm of Kennedy, Purdy, Hoeffel, & Gernert, LLC, which performs legal services for the Company and the Bank. During 2002, Kennedy, Purdy, Hoeffel, & Gernert, LLC was paid $66,238 for legal services rendered to the Company and. the Bank. Of that amount, $34,698 was paid by mortgage customers of the bank for services rendered by Kennedy, Purdy, Hoeffel, & Gernert, LLC in connection with real estate transactions in which the Bank acted as mortgage lender. The Bank has also extended credit to Mr. Gernert in his individual capacity in the ordinary course of business.

        All loans and loan commitments included in such transactions were made and will be made in the future on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not employed by the Company or the Bank. Except as may be disclosed herein, the existing transactions do not involve more than the normal risk of collectability or present other unfavorable features.

SHAREHOLDER PROPOSALS

        The proxy solicited by management confers discretionary authority to vote on any matters that properly come before the annual meeting or any adjournments thereof. Section 1.9 of the Company's Code of Regulations states that no business is eligible for consideration at an annual or special meeting of shareholders

  •
  unless it is proposed by a majority of the Company's board, or

  •
  unless a written statement setting forth the business and the purpose therefore is delivered to the board at least 60 days before the annual or special meeting.

        The Company has not received notice of any matter to be brought before the annual meeting other than the matters referred to in this proxy statement. If any other matter is properly brought before the 2003 annual meeting, the persons named as proxies will vote thereon in accordance with their best judgement.

        Shareholders desiring to submit proposals for inclusion in the proxy materials of the Company for the 2004 Annual Meeting of Shareholders must submit the proposals to the Company at its executive offices no later than December 21, 2003. The Company will not be required to include in its proxy statement or form of proxy for the 2004 Annual Meeting of Shareholders a shareholder proposal that is received after that date or that otherwise fails to satisfy the requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

        If a shareholder intends to present a proposal at the 2004 Annual Meeting of Shareholders without seeking to include the proposal in the Company's proxy materials for that meeting, the shareholder must give advance notice to the Company. The shareholder must give notice at least 45 days before the date in 2004 corresponding to the mailing date of this proxy statement for the 2003 Annual Meeting of Shareholders. This proxy statement is being mailed to shareholders on or about February 19, 2003. The date that is 45 days before the corresponding mailing date in 2004 is therefore January 5, 2004. Accordingly, a shareholder who desires to present a proposal at the 2004 Annual Meeting of Shareholders without seeking to include the proposal in the Company's proxy materials for that meeting should provide notice of the proposal to the Company no later than January 5, 2004. If the shareholder fails to do so, the Company's management proxies for the 2004 Annual Meeting of Shareholders will be entitled to use their discretionary voting authority on that proposal, without any discussion of the matter in the Company's proxy materials.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as any person who owns more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company stock. Based solely on review of the copies of such reports furnished to the Company and written representations to the Company, to the Company's knowledge all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2002 with one exception. John Christman failed to timely file his Form 3 regarding his appointment as Chief Executive Officer of the Company. The Form 3 was filed on December 18, 2002.

GENERAL

        The persons named in the proxy will vote all properly executed proxies. If a shareholder specifies on the proxy a choice with respect to a proposal to be acted upon, the proxy will be voted in accordance with such specifications. If no choice is specified, the proxy will be voted FOR election of the nominees identified herein, FOR each subpart amending the code of regulations and adoption of the Amended and Restated Code of Regulations, and FOR ratification of the Company's independent auditor.

        The entire cost of soliciting proxies for use at the annual meeting will be borne by the Company Proxies may be solicited by officers, directors, and regular employees of the Company or the Bank personally, by mail, or by telephone or facsimile. the Company will reimburse brokers, custodian banks, nominees, and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals.

INFORMATION AVAILABLE TO SHAREHOLDERS

        Our annual report accompanies or precedes this proxy statement. Additional copies of the annual report may be obtained without charge by writing to Coleman J. Clougherty, Treasurer, FC Banc Corp., 105 Washington Square, P.O. Box 567, Bucyrus, Ohio 44820.

        FC Banc Corp. is required to file periodic reports and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and rules thereunder. Copies of the public portions of reports to the SEC may be inspected and copied at the headquarters of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549. Certain information is available electronically at the SEC's internet web site at www.sec.gov.

        A COPY OF FC BANC CORP'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, FC BANC CORP, 105 WASHINGTON SQUARE, P.O. BOX 567, BUCYRUS, OHIO 44820.

EXHIBIT A

FORM OF AMENDED AND RESTATED CODE OF REGULATIONS

CODE OF REGULATIONS
OF
F. C. BANC CORP.

ARTICLE I

Meetings of Shareholders

Section 1.01—Annual Meetings.

(a)
An annual meeting of shareholders, for the election of Directors, for the consideration of any reports and for the transaction of such other business as may be brought before the meeting, shall be held on the last Wednesday of the fourth month following the close of the Corporation's fiscal year or on such other date as may be designated by the Board of Directors.

(b)
If the annual meeting is not held or if Directors are not elected at the meeting, the Directors may be elected at any special meeting called and held for that purpose.

Section 1.02—Special Meetings.

(a)
A special meeting of shareholders may be called (i) by the Chairman of the Board; (ii) by the President; or (iii) by any other officer or assistant officer then authorized pursuant to this Code of Regulations or otherwise by the Board of Directors to call such meetings; or (iv) by a majority of the members of the Board of Directors acting with or without a meeting; or (v) by any persons holding fifty percent (50%) or more of the shares then outstanding and entitled to vote at a meeting of shareholders.

(b)
Upon request in writing for a shareholders meeting, specifying the purpose(s) thereof, being delivered to the President or to the Secretary by any person or persons entitled to call a meeting of shareholders, the person to whom the request is delivered shall fix a meeting date not less than seven (7) nor more than sixty (60) days after receipt of the request and give notice to shareholders of the meeting. If the notice is not given within twenty (20) days of the request, the person or persons making the request may call a meeting of shareholders by giving notice in the manner hereinafter provided in Section 1.04.

Section 1.03—Place of Meetings.

(a)
The annual and all other meetings of the shareholders shall be held at such places as may from time to time be designated by the Board of Directors.

(b)
If authorized by the Board of Directors, the shareholders and proxyholders who are not physically present at a meeting of shareholders may attend a meeting of shareholders by use of communications equipment that enables the shareholder or proxyholder an opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting and to speak or otherwise participate in the proceedings contemporaneously with those physically present. Any shareholder using communications equipment will be deemed present in person at the meeting whether the meeting is to be held at a designated place or solely by means of communications equipment. The Board of Directors may adopt guidelines and procedures for the use of communications equipment in connection with a meeting of shareholders to permit the Corporation to verify that a person is a shareholder or proxyholder and to maintain a record of any vote or other action.

(c)
If the Board of Directors has not designated a meeting by communications equipment or designated another place, all meetings shall be held at the principal office of the Corporation in Bucyrus, Ohio.

Section 1.04—Notice of Meetings.

(a)
Each shareholder shall furnish the Secretary with an address to which notices of meetings and other notices or correspondence may be addressed.

(b)
Written notices stating the time, place, if any, and purposes of a meeting of shareholders, and the means, if any, by which shareholders can be present and vote at the meeting through the use of communications equipment, shall be given to each shareholder of record entitled to vote at such meeting by the Chairman, by the President or by the Secretary or, in the event of their failure to do so, by the person or persons entitled to call such meeting.

(c)
Except as otherwise required by law, notice of any meeting of shareholders shall be given not more than sixty (60) days nor less than seven (7) days before the day upon which the meeting is to be held, either by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the shareholder to whom the notice is given. If mailed or sent by overnight delivery service, the notice shall be sent to the address of each shareholder as last shown upon the records of the Corporation. If sent by another means of communication authorized by the shareholder, the notice shall be sent to the address furnished by the shareholder for such transmissions.

(d)
Except as otherwise required by the laws of the State of Ohio, no publication of any notice of any meeting of shareholders shall be required.

(e)
In the event of any transfer of shares after notice has been given, but prior to the day upon which the meeting is to be held, it shall not be necessary to give any additional notice to the transferee.

(f)
In addition to stating the time and the place of the meeting, every notice of a special meeting of shareholders shall state briefly the purpose specified by the person or persons calling such meeting. Any business other than that stated in the notice shall be taken up at such meeting only with the unanimous written consent of the holders of all the shares entitled to vote at such meeting.

Section 1.05—Waiver of Notice of Meeting.

(a)
Any shareholder may, either before or after any meeting, waive any notice required to be given by law or under this Code of Regulations. Attendance at a meeting, without protesting prior to the commencement of the meeting the lack of proper notice, shall be deemed to be a waiver of notice of such meeting.

(b)
Any waiver of notice must be in writing and filed with or entered upon the records of the meeting.

Section 1.06—Quorum.

(a)
Those shareholders present in person, by proxy or by the use of communications equipment entitling them to exercise a majority of the voting power shall constitute a quorum for any meeting of shareholders.

(b)
In the event of an absence of a quorum at any meeting or at any adjournment thereof, a majority of those present in person or by proxy and entitled to vote may adjourn such meeting from time to time. At any adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

Section 1.07—Action Without Meeting.

        Any action which may be authorized or taken at a meeting of shareholders, may be taken without a meeting if authorized by a writing signed by all shareholders who would be entitled to notice of a meeting called for such purpose.

Section 1.08—Organization.

        Upon the request of any shareholder at any annual meeting of shareholders, the order of business shall be, unless changed by affirmative vote of a majority of the shareholders present in person or by proxy, as follows:

  (i)
  Report as to existence of a quorum.

  (ii)
  Appointment of inspectors of election by the Chairman, if requested and not previously appointed by the Board of Directors.

  (iii)
  Acceptance of minutes of previous meeting.

  (iv)
  Presentation of annual financial report.

  (v)
  Presentation of reports of the Board of Directors and committees.

  (vi)
  Presentation of officers' reports.

  (vii)
  Election of Directors.

  (viii)
  Consideration of unfinished business, if any.

  (ix)
  Consideration of new business.

Section 1.09—Procedures for Proposing Consideration of Business.

        Unless proposed by a majority of the Board of Directors, no business shall be eligible for consideration at an annual or special meetings of shareholders unless a written statement setting forth the business and the purpose therefor is delivered to the Board of Directors not less than ninety (90) days prior to a special meeting at which such business is to be considered or, in the case of an annual meeting, ninety (90) days prior to the anniversary date of the last annual meeting.

Section 1.10—Voting.

(a)
Each shareholder of any class of the Corporation entitled to vote on any matter shall be entitled in person or by proxy to one vote on each matter for each share registered in the shareholder's name on the books of the Corporation.

(b)
Persons holding voting shares in a fiduciary capacity shall be entitled to vote the shares so held. Persons voting pledged shares shall be entitled to vote such shares unless the pledgee shall have been expressly empowered by the shareholder to vote such shares in which case only the pledgee or his proxy may vote such share.

Section 1.11—Proxies.

(a)
At any meeting of shareholders, any person who is entitled to attend, or to vote thereat, or to execute consents, waivers or releases, may be represented at such meeting or vote thereat, and execute consents, waivers and releases, and exercise any of his other rights, by proxy or proxies appointed by writing signed by such person or appointed by a verifiable communication authorized by such person.

(b)
Voting by proxy or proxies shall be governed by all of the provisions of the laws of the State of Ohio, including the provisions relating to the sufficiency of the writing, the duration of the validity of the proxy or proxies, and the power of substitution and revocation.

Section 1.12—Procedures for Nomination of Directors.

(a)
Unless nominated by a majority for the Board of Directors, no nomination of any candidate for election by shareholders as a Director shall be eligible for consideration unless a written statement setting forth such candidate's name, qualifications and background is delivered to the Board of Directors; in the case of an annual meeting, not less than ninety (90) days prior to the anniversary date of the last annual meeting; or, in the case of. a special meeting, not less than ninety (90) days prior to the date of a special meeting at which an election for Directors is to occur.

(b)
The Board of Directors may from time to time specify the information to appear in the written statement and shall provide any such specifications to any shareholder requesting the same within ten (10) days following receipt of written request therefore.

Section 1.13—Record Date.

(a)
The Board of Directors may, by resolution, fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of shareholders or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or to any such allotment or rights, or to exercise the rights in respect to any such change, conversion or exchange.

(b)
Only such shareholders of record on the date so fixed shall be entitled to receive notice of, and to vote at such meeting, or to receive payment of such dividend or to receive such allotment or rights or to exercise such rights, as the case may be, notwithstanding any transfer of any share on the books of the Corporation after such record date.

ARTICLE II

Board of Directors

Section 2.01—General Powers.

        The powers of the Corporation shall be exercised, its business and affairs conducted, and its property managed under the direction of the Board of Directors, except as otherwise provided by the laws of the State of Ohio, by the Articles of Incorporation, or by this Code of Regulations.

Section 2.02—Bylaws.

        The Board of Directors may adopt Bylaws to govern its own proceedings and its transaction of business, as well as the administration of the Corporation, the conduct of the Corporation's business, meetings and other affairs, management of the Corporation's property, and any other matters properly within the authority or discretion of the Board of Directors so long as consistent with the laws of the State of Ohio, the Articles of Incorporation and the Code of Regulations.

Section 2.03—Number.

(a)
The Board of Directors shall consist of not less than five (5) nor more than twelve (12) Directors, except that if all outstanding shares of all classes of capital stock of the Corporation are held of record by less than five (5) persons, the number of Directors may be less than five (5) but not less than the number of shareholders of record.

(b)
Without amendment of this Code of Regulations, the number of Directors, subject to the foregoing limitations, may be fixed or changed by resolution adopted by the affirmative vote of the holders of eighty percent (80%) of the outstanding common shares of the Corporation entitled to vote thereon; provided, however, that if two-thirds (2/3) of the Board of Directors of the Corporation shall have approved such change, such resolution may be adopted by the affirmative vote of the holders of a majority of shares represented at the meeting.

(c)
No reduction of the number of Directors shall have the effect of removing any Director prior to the expiration of his or her term of office.

(d)
In addition to the offices provided above, up to two (2) Directors may be named as Honorary Directors for such term as the Board of Directors may designate. In addition, persons who have previously served as Directors may be named as Directors Emeritus, to serve continuously in such honorary capacity. Honorary Directors and Emeritus Directors may be invited to attend meetings of the Board of Directors but shall have no vote and shall not be counted for quorum purposes.

Section 2.04—Eligibility.

(a)
No person shall be eligible to serve as a Director who beneficially owns, or is an Affiliate of any person who beneficially owns, in excess of five percent of any class of voting securities of, or is a director or executive officer of, any depository institution, as that term is defined in Section 3(c)(1) of the Federal Deposit Insurance Act, or holding company thereof (other than the Corporation and its subsidiaries) which maintains, or has a subsidiary which maintains, an office in Ohio. As used in this Section 2.04, "Affiliate" means any individual, partnership, joint venture, trust, limited liability company, corporation or other form of entity which is controlled by the person whose eligibility is being determined or is a member of the immediate family of such person. For purposes of the preceding sentence, "control" means possession, directly or indirectly, of the power to direct or cause direction of management and policies through ownership of voting securities, contract, voting trust or otherwise. Determinations of the Board of Directors as to eligibility hereunder shall be final.

(b)
No person shall be elected to the office of Director after attaining the age of seventy (70), provided that a director who attains the age of seventy (70) while serving may complete the term for which he was elected.

Section 2.05—Classification and Term.

(a)
Unless the Board of Directors is divided into classes as provided in the Articles of Incorporation or this Code of Regulations, the term of office of each Director shall be until adjournment of the next succeeding annual meeting of shareholders, or an action in lieu thereof, at which Directors are elected or until a successor is elected as Director.

(b)
Without amendment of this Code of Regulations, the Board of Directors may be divided pursuant to the Articles of Incorporation or by resolution of the shareholders, into three (3) classes with each class to consist of three (3) or such larger number of Directors as the shareholders shall from time to time determine. Each class shall be designated consecutively as Class I, Class II, and Class III. All classes shall be initially elected at the annual meeting of shareholders coinciding with or next following adoption of the resolution classifying the Board of Directors, and the initial term of office of each class shall be as follows: Class I shall be until the first such succeeding annual meeting; Class II shall be until the second such succeeding annual meeting; and Class III shall be until the third such succeeding annual meeting. Thereafter, the term of office of each class shall be until the third annual meeting at which Directors are elected after the initial term of that class. Each Director of each class shall hold office until a successor is elected as Director.

Section 2.06—Compensation and Expenses

a)
The Board of Directors, by the affirmative vote of a majority of those in office, and irrespective of any financial or personal interest of any of them, shall have authority to establish reasonable compensation, that may include pension, health, disability, and death benefits, for services to the Corporation by Directors and officers and reasonable reimbursement procedures for expenses incurred in performing their duties hereunder, or to delegate such authority to one or more officers or Directors.

(b)
No Director shall be precluded from serving the Corporation as an officer or in any other capacity, or from receiving compensation therefor.

Section 2.07—Call and Notice of Meeting.

(a)
Meetings of the Board of Directors may be called by the Chairman of the Board, the President or any two Directors.

(b)
Written notice of the time and place of each meeting of the Board of Directors shall be given to each Director either by personal delivery, or by mail, telegram, overnight delivery service, or any other means of communication authorized by the Director at least two (2) days before each meeting.

(c)
Any Director may waive notice of the time and place of any meeting of the Board of Directors, either before or after the holding of the meeting.

Section 2.08—Place of and Quorum and Manner of Acting at Meetings.

(a)
Unless another place is designated by the Board of Directors, the place of all meetings shall be the principal office of the Corporation; provided, however, that any meeting may be held through any communications equipment if all Directors participating can hear each other.

(b)
Except as otherwise provided in this Code of Regulations, a majority of the number of Directors fixed pursuant to Section 2.03 shall be present in person or by communications equipment at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting;

(c)
Except as otherwise provided in this Code of Regulations, the act of the majority of the Directors present at any meeting of the Board of Directors at which a quorum is present shall be the act of the Board of Directors.

(d)
In the absence of a quorum at any meeting of the Board of Directors, a majority of those present may adjourn the meeting from time to time until a quorum shall be present and notice of any adjourned meeting need not be given.

(e)
The Directors shall act only as a board. Individual Directors shall have no power as such.

Section 2.09—Resignations.

(a)
Any Director of the Corporation may resign at any time by giving written notice to the President or Secretary of the Corporation.

(b)
A resignation shall take effect at the time specified therein, and, unless otherwise specified therein, shall become effective upon delivery. The acceptance of any resignation shall not be necessary to make it effective unless so specified in the resignation.

Section 2.10—Removal of Directors.

(a)
Directors may be removed by the holders of a majority of the shares entitled to vote at an election of Directors only for cause and at a special meeting of the shareholders called for that purpose.

(b)
Only the following shall constitute cause:

(1)
If by order of court the Director has been found to be of unsound mind;

(2)
If the Director is adjudicated a bankrupt;

(3)
If the Director takes an action which would render him ineligible for election under Section 2.04 hereof; or

(4)
If the Director is convicted of a felony.

(c)
Any vacancy in the Board of Directors caused by removal by the shareholders may be filled by the shareholders at the same meeting.

Section 2.11—Vacancies.

(a)
Any vacancy or vacancies in the Board of Directors may be filled by the Directors then in office, though less than a quorum, by the majority vote of the Directors then in office.

(b)
Any Director elected to fill a vacancy shall be elected for the term remaining for the Directors of the class to which he is elected.

ARTICLE III

Executive and Other Committees

Section 3.01—Creation.

(a)
The Board of Directors may create an Executive Committee or any other committee of Directors consisting of one or more Directors, and may delegate to each such committee any of the authority of the Board of Directors other than the filling of vacancies on the Board of Directors or in any committee of Directors.

(b)
Each such committee shall serve at the pleasure of the Board of Directors, shall act only in the intervals between meetings of the Board of Directors, and shall be subject to the control and direction of the Board of Directors.

Section 3.02—Alternate and Ex Officio Members.

(a)
The Board of Directors may appoint one or more Directors as alternate members of any committee, which alternate member or members may take the place of any absent member or members at any meeting of such committee.

(b)
The Board of Directors may appoint any one or more persons (including persons who are not Directors) as ex officio members of any committee, which ex officio member or members shall be entitled to be present in person, to present matters for consideration and to take part in consideration of any business by the committee at any meeting of the committee, but which ex officio member or members shall not be counted for purposes of a quorum nor for purposes of voting or otherwise in any way for purposes of authorizing any act or other transaction of business by such committee.

Section 3.03—Authority and Manner of Acting.

(a)
Unless otherwise provided in this Code of Regulations or unless otherwise ordered by the Board of Directors, any such committee may act by majority of its members (excluding ex officio members) at a meeting or by a writing or writings signed by all of its members (excluding ex officio members).

(b)
Any act or authorization of an act or transaction of business by any such committee within the authority delegated to it shall be as effective for all purposes as the act or authorization of the Board of Directors.

ARTICLE IV

Officers

Section 4.01—Officers.

        The officers of this Corporation shall be a President, a Treasurer and a Secretary and such Vice-Presidents and other officers or assistant officers as the Board of Directors may from time to time deem necessary and appoint. In addition, the Board of Directors may elect a Chairman and a Vice-Chairman from among themselves. More than one office may be held by the same person, but only a Director may serve as Chairman or Vice-Chairman.

Section 4.02—Appointment and Term of Office.

        The officers of the Corporation shall be appointed from time to time by the Board of Directors as it shall determine, and new offices may be created and filled at any meeting of the Board of Directors. Each officer shall hold office at the pleasure of the Board of Directors.

Section 4.03—Resignation.

(a)
Any officer or assistant officer may resign at any time by giving written notice to the Board of Directors or the Chairman, if any, or to the President or Secretary of the Corporation.

(b)
A resignation shall take effect at the time specified therein, and, unless otherwise specified therein, shall become effective upon delivery. The acceptance of such resignation shall not be necessary to make it effective unless so specified in the resignation.

Section 4.04—Removal.

        Any officer or assistant officer may be removed by the Board of Directors with or without cause whenever in its judgment the best interests of the Corporation would be served thereby.

Section 4.05—Powers, Authority, and Duties of Officers.

        Officers of the Corporation shall have the powers and authority conferred and the duties prescribed by law, in addition to those specified or provided for in the other sections of this Article IV.

Section 4.06—The Chairman of the Board.

        The Chairman of the Board, if and while there be an incumbent of the office, shall preside at all meetings of the shareholders and of the Directors at which he is present. He shall have and exercise general supervision over the conduct of the Corporation's affairs and over its other officers, subject, however, to the control of the Board of Directors. He shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall from time to time report to the Board of Directors all matters within his knowledge which the interest of the Corporation may require to be brought to the notice of the Board.

Section 4.07—The Vice Chairman of the Board.

        The Vice Chairman of the Board shall, in the absence of the Chairman of the Board, perform such duties of the Chairman of the Board as the Chairman of the Board or the Board of Directors may designate.

Section 4.08—The President.

        If and while there is no incumbent of the office of Chairman of the Board, and during the absence or disability of the Chairman of the Board, the President shall have the duties and authority specified above in Section 4.06. Subject to the control of the Board of Directors, the President shall superintend and manage the business of the Corporation; coordinate and supervise the work of its other officers, except the Chairman of the Board; employ, direct, fix the compensation of, discipline, and discharge its personnel; employ agents, professional advisers and consultants; and perform all functions of a general manager of the Corporation's business. As provided in § 1701.24 of the Ohio Revised Code or any other pertinent statute, he may sign certificates for shares in the Corporation. He may sign, execute, and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts, and other instruments either when specially authorized by the Board of Directors or when required or deemed necessary or advisable by him in the ordinary conduct of the Corporation's normal business, except in cases where the signing and execution thereof shall be expressly delegated by these regulations or by the Board to some other officer or agent of the Corporation or shall be required by law or otherwise to be signed or executed by some other officer or agent. He may cause the seal of the Corporation to be fixed to any instrument. He shall, in general, perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him by the Board of Directors.

Section 4.09—The Vice-Presidents.

        The Vice-Presidents shall perform such duties as may be assigned to them, individually or collectively, by the Board of Directors or by the President. In the absence or disability of the President, one or more of the Vice-Presidents may perform such duties of the President as the President or the Board of Directors may designate.

Section 4.10—The Treasurer.

        If required by the Board of Directors, the Treasurer shall give bond for the faithful discharge of his duties in such penal sum and with such sureties as the Board of Directors shall determine. He shall: (a) Have charge and custody of, and be responsible for, all funds, securities, notes, contracts, deeds, documents, and all other indicia of title in the Corporation and valuable effects of the Corporation; receive and give receipts for moneys payable to the Corporation from any sources whatsoever; deposit all moneys in the name of the Corporation in such banks, trust companies, or other depositaries as shall be selected by or pursuant to the directions of the Board of Directors; cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation, signed as the Board of Directors may require; and be responsible for the accuracy of the amounts of, and cause to be preserved proper vouchers for, all moneys disbursed; (b) Have the right to require from time to time reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation from the officers, employees, or agents transacting the same; (c) Keep or cause to be kept, at the principal office or such other office or offices of the Corporation as the Board of Directors shall from time to time designate, correct records of the moneys, business, and transactions of the Corporation, and exhibit those records to any Director of the Corporation upon application at such office; (d) Render to the Board of Directors or the Chairman of the Board or the President whenever requested an account of the financial condition of the Corporation and of all his transactions as Treasurer and, as soon as may be after the close of each fiscal year, make and submit to the Board of Directors a like report for such fiscal year; and (e) Lay before each annual meeting of the shareholders or the meeting held in lieu of it, the financial statement required by § 1701.38 of the Ohio Revised Code, or any future statute of like tenor or effect and furnish copies of such statements to shareholders as required by said § 1701.38 or any such future statute.

Section 4.11—The Assistant Treasurers.

        The assistant Treasurers shall perform such duties as from time to time may be assigned to them, individually or collectively, by the Board of Directors, by the President, or by the Treasurer. In the absence or disability of the Treasurer, one or more of the assistant Treasurers may perform such duties of the Treasurer as the Treasurer, the President, or the Board of Directors may designate.

Secretary 4.12—The Secretary.

        The Secretary shall: (a) Keep the minutes of all meetings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) See that all notices are duly given in accordance with these regulations or as required by law; (c) Be custodian of the corporate records and of the seal of the Corporation, and see that the seal is affixed to all certificates for shares before they are issued, and to all other documents to which the seal is required to be affixed; (d) Have charge, directly or through such transfer agent or agents and registrar or registrars as the Board of Directors may appoint, of the issue, transfer, and registration of certificates for shares in the Corporation and of the records thereof, such records to be kept in such manner as to show at any time the number of shares in the Corporation issued and outstanding, the manner in which and time when such shares were paid for, the names and addresses of the holders of record thereof, the numbers and classes of shares held by each, and the time when each became the holder thereof; (e) Keep and have charge of the original or duplicate stock ledger provided for below in Article V; (f) Exhibit at all reasonable times to any Director the aforesaid records of the issue, transfer, and registration of such certificates, upon application at the place where those records are kept; (g) Have available at each shareholders' meeting the list or lists required by § 1701.37(B) of the Ohio Revised Code, certified by the officer or agent in charge of the transfer of shares; (h) Sign (or see that the Treasurer or other proper officer of the Corporation thereunto authorized by the Board of Directors signs), with the President or Vice-President, certificates for shares in the Corporation; (i) See that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and (j) In general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors or the President.

Section 4.13—The Assistant Secretaries.

        The assistant secretaries shall perform such duties as from time to time may be assigned to them, individually or collectively, by the Board of Directors, by the President, or by the Secretary. In the absence or disability of the Secretary, one or more of the assistant secretaries may perform such duties of the Secretary as the Secretary, the President, or the Board of Directors may designate.

Section 4.05—Powers, Authority, and Duties of Officers.

        Officers of the Corporation shall have the powers and authority conferred and the duties prescribed by law, in addition to those specified or provided for in the other sections of this Article IV.

ARTICLE V

Transfer of Shares

Section 5.01—Certificate for Shares.

(a)
Every owner of any share of any class of the Corporation shall be entitled to a certificate which shall be in such form as the Board of Directors shall prescribe, certifying the number of shares in the Corporation owned by him.

(b)
The certificates for the respective classes of shares shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board or the President or a Vice-President and by the Secretary, an assistant Secretary, the Treasurer, or an assistant Treasurer of the Corporation. When the certificate is countersigned by an incorporated transfer agent or registrar, the signature of any of those officers of the Corporation may be facsimile, engraved, stamped, or printed.

(c)
A record shall be kept by the Secretary of the name of each person owning the shares represented by each certificate, the number of shares represented thereby, the date thereof and, in case of cancellation, the date of cancellation.

(d)
Every certificate surrendered to the Corporation for exchange or transfer shall be canceled and no new certificate or certificates shall be issued in exchange for any existing certificate until the existing certificate shall have been so canceled, except in the cases provided for in Section 5.03.

Section 5.02—Transfers.

(a)
Transfer of shares in the Corporation shall be made only on the books of the Corporation by the registered holder, an executor or administrator or other legal representative of the registered holder, or by an attorney authorized by a power of attorney duly executed and filed with the Secretary of the Corporation or with a transfer agent appointed by the Board of Directors.

(b)
A person in whose name shares are of record on the books of the Corporation shall conclusively be deemed the unqualified owner thereof for all purposes and to have capacity to exercise all rights of ownership. Neither the Corporation nor any transfer agent of the Corporation shall be bound to recognize any equitable interest in or claim to such shares on the part of any other person, whether disclosed upon such certificate or otherwise, nor shall they be obliged to see to the execution of any trust or obligation.

(c)
The Board of Directors may at any time, by resolution, provide for the opening of transfer books, for the making and registration of transfers of shares of this Corporation in any state of the United States or in any foreign country, and may employ and appoint and remove, at its discretion, any agent, or agents, to keep the records of its shares or to transfer or to register shares, or to perform all of such functions, at any place that the Board of Directors may deem advisable.

Section 5.03—Lost, Stolen or Destroyed Certificates.

(a)
The holder of any shares in the Corporation shall immediately notify the Secretary of any lost, stolen or destroyed certificate, and the Corporation may issue a new certificate in the place of any certificate alleged to have been lost, stolen or destroyed.

(b)
The Board of Directors may, at its discretion, require the owner of a lost, stolen or destroyed certificate or his legal representative to give the Corporation a bond on such terms and with such sureties as it may direct, to indemnify the Corporation against any claim that may be made against it on account of the alleged lost, stolen or destroyed certificate.

(c)
The Board of Directors may, however, at its discretion, refuse to issue any such new certificate except pursuant to legal proceedings in accordance with Section 1701.27 or other applicable sections of the Ohio Revised Code.

ARTICLE VI

Miscellaneous

Section 6.01—Seal.

        The Board of Directors may provide a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation and the word "Seal".

Section 6.02—Amendment.

        The shareholders of the Corporation may adopt, amend or repeal the Code of Regulations of the Corporation only by the affirmative vote of the holders of eighty percent (80%) of the outstanding common shares of the Corporation entitled to vote thereon; provided, however, that if two-thirds (2/3) of the Board of Directors of the Corporation shall have approved such adoption, amendment or repeal, the Code of Regulations may be adopted, amended or repealed by the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power of the Corporation.

FC BANC CORP.
PROXY FOR 2003 ANNUAL MEETING

        The undersigned shareholder of FC Banc Corp. hereby constitutes and appoints                        ,                         and/or                         , or any one of them, as proxies with full power of substitution, to vote all of the capital stock of FC Banc Corp., Bucyrus, Ohio, registered in the name of the undersigned at the close of business on February 11, 2003, at the Annual Meeting of Shareholders of FC Banc Corp., to be held at 1:00 p.m., Wednesday, March 26, 2003, at the Youth Building, Crawford County Fairgrounds, Whetstone Street, Bucyrus, Ohio as set forth below.

First Proposal—Election of Directors

        To elect the three nominees identified below as directors for the term of three years and until their successors are elected and qualified:

David G. Dostal	Robert D. Hord	Joan C. Stemen

☐ FOR ALL NOMINEES                                ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

        (To withhold authority to vote for a specific nominee(s) write his/her name(s) on the line below.)

Second Proposal—Adoption of Amended and Restated Code of Regulations

1.	To consider and take action upon adoption of a proposed Amended and Restated Code of Regulations of the Company as specified in the Proxy Statement. Please vote for each subpart of the proposal set forth below. A vote for all five subparts will constitute a vote for the Amended and Restated Code of Regulations in the form of Exhibit A attached to the Proxy Statement. PLEASE PROVIDE A RESPONSE FOR EACH SUBPART OF THE PROPOSAL.
	(A)	Increase the percentage of shareholders required to call a special meeting from 25% to 50% and reduce the notice for calling a meeting to 7 from 10 days.
☐ FOR ☐ AGAINST ☐ ABSTAIN
(B)
To increase to 80% from a simple majority the percentage of shareholders necessary to revise the number of directors of the Company, unless 2/3 of the members of the board of directors approve of such change, in which case a simple majority of shareholders can revise the number. Also to make a person who personally or with affiliates owns 5% of another bank or bank holding company with an office in the State of Ohio ineligible to serve as a director of the Company.
☐ FOR ☐ AGAINST ☐ ABSTAIN
	(C)	Elimination of the provision of the code of regulations providing for indemnification, noting the inclusion of such provisions in the Company's Amended and Restated Articles of Incorporation.
☐ FOR ☐ AGAINST ☐ ABSTAIN
(D)
To increase to 80% from a simple majority the percentage of shareholders necessary to amend the Code of Regulations, unless 2/3 of the members of the board of directors approve of such change, in which case a simple majority of shareholders can revise the number.
☐ FOR ☐ AGAINST ☐ ABSTAIN
	(E)	To adopt the other "nonsubstantive provisions" and approve of the adoption of the proposed Amended and Restated Code of Regulations.
☐ FOR ☐ AGAINST ☐ ABSTAIN

Third Proposal—Ratification of Auditors
To ratify and approve the appointment of S.R. Snodgrass as the independent auditors of the Company for the fiscal year ending December 31, 2003.
☐ FOR ☐ AGAINST ☐ ABSTAIN
4.
To transact any other business as may properly come before the meeting. This proxy confers authority to vote "FOR" each proposition listed above unless "AGAINST," "ABSTAIN," or "WITHHOLD" is indicated.

        If any other business is presented at the meeting, this proxy shall be voted in accordance with the judgment and recommendations of the Board of Directors. All shares represented by properly executed proxies will be voted as directed.

        The Board of Directors recommends a vote "FOR" each of the propositions. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

Dated:
Signature of Shareholder
Signature of Joint Shareholder, if any

        The Annual Meeting will be preceded by a buffet luncheon and entertainment, commencing at 12:00 Noon. Please indicate below whether you expect to attend to allow us to plan accordingly.

    ☐ I will attend the Annual Meeting

    ☐ I do not expect to attend the Annual Meeting

        (Note: When signing as Attorney, Executor, Administrator, Trustee, or Guardian, please give full title. If more than one Trustee, all should sign. All joint owners must sign. If a corporation, please write the name of the corporation and have the proxy signed by the President or other authorized officer.)

PLEASE SIGN AND RETURN IMMEDIATELY IN THE POSTAGE-PAID, SELF ADDRESSED ENVELOPE THAT HAS BEEN PROVIDED.

QuickLinks

PROXY STATEMENT
SUMMARY COMPENSATION TABLE
EXHIBIT A FORM OF AMENDED AND RESTATED CODE OF REGULATIONS
CODE OF REGULATIONS OF F. C. BANC CORP.
ARTICLE I Meetings of Shareholders
ARTICLE II Board of Directors
ARTICLE III Executive and Other Committees
ARTICLE IV Officers
ARTICLE V Transfer of Shares
ARTICLE VI Miscellaneous
FC BANC CORP. PROXY FOR 2003 ANNUAL MEETING